Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes

13. INCOME TAXES

The provision for federal income taxes consists of:

(Dollar amounts in thousands)	2015	2014	2013
Current payable	$1,004	$2,146	$1,556
Deferred	558	(154)	423

Total provision	$1,562	$1,992	$1,979

The tax effects of deductible and taxable temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

(Dollar amounts in thousands)	2015	2014
Deferred tax assets:
Allowance for loan and lease losses	$2,171	$2,328
Supplemental retirement plan	371	282
Investment security basis adjustment	66	66
Nonaccrual interest income	415	444
Deferred origination fees, net	12	295
OREO adjustments	92	94
Accrued compensation	234	207
Other	23	14

Gross deferred tax assets	3,384	3,730

Deferred tax liabilities:
Premises and equipment	514	385
Net unrealized gain on securities	1,233	1,311
FHLB stock dividends	225	225
Intangibles	401	353
Mortgage servicing rights	68	—
Other	44	77

Gross deferred tax liabilities	2,485	2,351

Net deferred tax assets	$899	$1,379

No valuation allowance was established at December 31, 2015 and 2014, in view of the Company’s ability to carry back to taxes paid in previous years and certain tax strategies, coupled with the anticipated future taxable income as evidenced by the Company’s earnings potential.

The reconciliation between the federal statutory rate and the Company’s effective consolidated income tax rate is as follows:

(Dollar amounts in thousands)	2015		2014		2013
	Amount	% of Pretax Income	Amount	% of Pretax Income	Amount	% of Pretax Income
Provision at statutory rate	$2,866	34.0%	$3,119	34.0%	$3,062	34.0%
Tax-free income	(1,347)	(15.9)	(1,187)	(12.9)	(1,138)	(12.6)
Nondeductible interest expense	34	0.4	37	0.4	45	0.5
Other	9	0.0	23	0.2	10	0.1

Actual tax expense and effective rate	$1,562	18.5%	$1,992	21.7%	$1,979	22.0%

ASC 740-10 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met.

At December 31, 2015 and December 31, 2014, the Company had no unrecognized tax benefits. The Company does not expect the total amount of unrecognized tax benefits to significantly increase within the next 12 months. The Company recognizes interest and penalties on unrecognized tax benefits as a component of income tax expense.

The Company and the Bank are subject to U.S. federal income tax as well as an income tax in the state of Ohio, and the Bank is subject to a capital-based franchise tax in the state of Ohio. The Company and the Bank are no longer subject to examination by taxing authorities for years before December 31, 2012.